Exhibit 21.1

List of Subsidiaries of MQ Associates, Inc.	State of Incorporation

Anderson Diagnostic Imaging, Inc.	South Carolina
Asheville Open MRI, LLC	North Carolina
Athens MRI, LLC	Georgia
BioImaging at Charlotte, Inc.	Tennessee
BioImaging at Harding, Inc.	Tennessee
BioImaging of Cool Springs, Inc.	Tennessee
Birmingham Diagnostic Imaging, LLC f/k/a Norwood Diagnostic Imaging, Inc.	Alabama
Bridgeton MRI and Imaging Center, LLC	Missouri
Brunswick Diagnostic Imaging, LLC	Georgia
Buckhead Diagnostic Imaging, LLC	Georgia
Cabarrus Diagnostic Imaging, LLC	North Carolina
Cape Fear Diagnostic Imaging, LLC	North Carolina
Cape Fear Mobile Imaging, LLC	North Carolina
Cape Imaging, L.L.C.	Missouri
Carolina Imaging, LLC of Fayetteville	North Carolina
Carolina Medical Imaging, LLC	South Carolina
Carolinas Diagnostic Imaging, Inc. f/k/a Open MRI of the Carolinas, Inc.	South Carolina
Chapel Hill Diagnostic Imaging, LLC	North Carolina
Chattanooga Diagnostic Imaging, Inc.	Tennessee
Clayton Open MRI, LLC	Missouri
Coastal Imaging, LLC	North Carolina
Cumming Diagnostic Imaging, LLC	Georgia
Diagnostic Imaging of Atlanta, LLC	Georgia
Diagnostic Imaging of Georgia, LLC	Georgia
Diagnostic Imaging of Hiram, LLC	Georgia
Diagnostic Imaging of Marietta, LLC	Georgia
Dothan Diagnostic Imaging, Inc.	Alabama
Duluth CT Center, LLC	Georgia
Duluth Diagnostic Imaging, LLC	Georgia
Durham Diagnostic Imaging, LLC	North Carolina
East Cooper Diagnostic Imaging, LLC	South Carolina
Farmfield Diagnostic Imaging, LLC	South Carolina
Floridia Diagnostic Imaging Center, Inc. f/k/a Open MRI of Pensacola, Inc.	Florida
Fort Mill Diagnostic Imaging, LLC	South Carolina
Grove Diagnostic Imaging Center, Inc.	California
Hapeville Diagnostic Imaging, LLC	Georgia
Illinois Diagnostic Imaging, Inc.	Illinois
Imaging Center of Central Georgia, LLC f/k/a Central Georgia Diagnostic Imaging, Inc.	Georgia
Imaging Services of Alabama, Inc.	Alabama
Jacksonville Diagnostic Imaging, LLC	North Carolina
Kansas Diagnostic Imaging, Inc.	Kansas
Kirkwood MRI and Imaging Center, LLC	Missouri
Lexington Open MRI, Inc.	South Carolina
Mecklenburg Diagnostic Imaging, LLC f/k/a Mecklenburg Open MRI, Inc.	North Carolina
Medical Scheduling of Missouri, LLC	Missouri
MedQuest Associates, Inc.	South Carolina
MedQuest, Inc.	Delaware
Midtown Diagnostic Imaging, LLC	Georgia

List of Subsidiaries of MQ Associates, Inc.	State of Incorporation

Missouri Imaging, Inc.	Missouri
Mobile Open MRI, Inc.	Alabama
Montgomery Open MRI, LLC	Alabama
MRI & Imaging of Wisconsin, Inc. f/k/a Kenosha Diagnostic Imaging, Inc.	Wisconsin
Northeast Columbia Diagnostic Imaging, Inc.	South Carolina
Northwest Diagnostic Imaging, Inc. f/k/a Northwest Radiology Consultants, PC	Georgia
Occupational Solutions, Inc.	Georgia
Open MRI & Imaging of Albany, LLC	Georgia
Open MRI & Imaging of Athens, LLC	Georgia
Open MRI & Imaging of Conyers, LLC	Georgia
Open MRI & Imaging of DeKalb, LLC	Georgia
Open MRI & Imaging of Douglasville, LLC	Georgia
Open MRI & Imaging of Florence, LLC	South Carolina
Open MRI & Imaging of Georgia, Inc.	Georgia
Open MRI & Imaging of Macon, LLC f/k/a Open MRI of Macon, LLC	Georgia
Open MRI & Imaging of N.E. Georgia, LLC	Georgia
Open MRI & Imaging of North Fulton, LLC	Georgia
Open MRI & Imaging of Richmond, Inc.	Virginia
Open MRI & Imaging of Richmond, LLC	Virginia
Open MRI and Imaging of Snellville, LLC	Georgia
Open MRI of Atlanta, LLC	Georgia
Open MRI of Central Georgia, LLC	Georgia
Open MRI of Georgia, Inc.	Georgia
Open MRI of Myrtle Beach, LLC	South Carolina
Open MRI of Simpsonville, LLC	South Carolina
Palmetto Imaging, Inc. f/k/a MRI of Columbia, Inc.	South Carolina
Phoenix Diagnostic Imaging, Inc.	Arizona
Piedmont Imaging, Inc. f/k/a Spartanburg Diagnostic Imaging, Inc.	South Carolina
Piedmont Imaging, LLC f/k/a Forsyth Imaging, Inc.	North Carolina
Richmond West End Diagnostic Imaging, LLC	Virginia
Simpsonville Open MRI, LLC	South Carolina
South Carolina Diagnostic Imaging, Inc.	South Carolina
St. Peters MRI & Imaging Center, LLC	Missouri
Sun View Holdings, Inc.	South Carolina
Texas Imaging Services of El Paso, Inc.	Texas
Town & Country Open MRI, LLC	Missouri
Triad Imaging, LLC	North Carolina
Tricom Diagnostic Imaging, LLC	South Carolina
Tyson’s Corner Diagnostic Imaging, Inc.	Virginia
Vienna Diagnostic Imaging, Inc.	Virginia
Virginia Diagnostic Imaging, Inc.	Virginia
West Ashley Diagnostic Imaging, LLC	South Carolina
West Paces Diagnostic Imaging, LLC	Georgia
William S. Witt, Inc.	Tennessee
Wisconsin Diagnostic Imaging, Inc.	Wisconsin
Woodstock Diagnostic Imaging, LLC	Georgia